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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON,  D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT
  Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 22, 1999
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                          CITY NATIONAL CORPORATION
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            (Exact name of registrant as specified in its charter)


             Delaware                    1-10521                 95-2568550
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   (State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)


City National Center
400 North Roxbury Drive,  Beverly Hills,  California             90210
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (310) 888-6000
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                                     N\A
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         (Former name or former address, if changed since last report)

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Item 5.      Other Events


     On September 22, 1999, City National Corporation, a Delaware corporation ("CNC") and The Pacific Bank, a national banking association ("Pacific Bank"), announced that they had entered into an Agreement and Plan of Reorganization, dated as of September 21, 1999 (the 'Merger Agreement").

     Under the terms of the Merger Agreement, CNC will acquire The Pacific Bank for $29.00 for each of the 5.0 million shares of The Pacific Bank common stock outstanding. The transaction is tax deferred to The Pacific Bank shareholders on its common stock component and is conditioned upon the approval of regulatory authorities and the shareholders of The Pacific Bank. The Pacific Bank's shareholders will receive-at their election-cash, common stock or a combination thereof valued at $29.00 per share provided that the 20-day average closing CNC stock price three days prior to closing is between $28.05 and $37.95 per share, with a minimum of at least 47 percent and a maximum of 52.5 percent in common stock.

     Pursuant to the Merger Agreement, The Pacific Bank shall merge with and into City National Bank ("CNB"), a wholly owned subsidiary of CNC with CNB as the surviving association.

     The Pacific Bank and CNC have also entered into a stock option agreement that grants CNC the right to purchase 19.9 percent of Pacific Bank's Common Stock at $19.00 a share.

     A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 1 and is incorporated by reference herein in its entirety.

     A copy of an information presentation is attached hereto as Exhibit 2 and is incorporated by reference herein in its entirety.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not Applicable

          (b)  Not Applicable

          (c)  Exhibits.


     The following Exhibits are filed with this Current Report on Form 8-K.

Exhibit
Number    Description

1         Press Release, dated September 22, 1999

2         Information Presentation

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                                     SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITY NATIONAL CORPORATION


Dated:  September 22, 1999              /s/ Arthur G. Spence
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                                        ARTHUR G. SPENCE
                                        Assistant Secretary